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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                             Reported): May 28, 1998

             DLJ MORTGAGE ACCEPTANCE CORP., (as depositor under the
                    Pooling and Servicing Agreement, dated as
                of May 1, 1998, providing for the issuance of the
                         DLJ MORTGAGE ACCEPTANCE CORP.,
               Mortgage Pass-Through Certificates, Series 1998-2).

                          DLJ MORTGAGE ACCEPTANCE CORP.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                      333-51537                  13-3460894
   -----------------                 ------------            -------------------
(State or Other Jurisdiction         (Commission               (I.R.S. Employer
     of Incorporation)               File Number)            Identification No.)

  277 Park Avenue
  New York, New York                                                10172
 --------------------                                             ----------
 (Address of Principal                                            (Zip Code)
  Executive Offices)

Registrant's telephone number, including area code (212) 892-3000
                                                   ----- --------

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Item 5.  Other Events.

Filing of Computational Materials

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), DLJ Mortgage Acceptance Corp., Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Mortgage Pass-Through Certificates, Series 1998-2.

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 1998-2, Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") as underwriter of the Offered Certificates, has prepared certain materials
(the "DLJ Computational Materials") for distribution to their potential investors. Although the Company provided DLJ with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials, listed as Exhibit 99.1 hereto are filed on Form SE dated May 28, 1998.


-----------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated May 27, 1998 and the prospectus supplement dated May 27, 1998, of DLJ Mortgage Acceptance Corp., relating to its Mortgage Pass-Through Certificates, Series 1998-2.


Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         -------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1     Computational Materials.
                  filed on Form SE dated May 28, 1998.



                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DLJ MORTGAGE ACCEPTANCE CORP.

                                            By:  /s/ Shannon Smith
                                                -------------------------
                                                Name: Shannon Smith
                                                Title: Senior Vice President

Dated:  May 28, 1998



Exhibit Index
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Exhibit                                                                     Page
-------                                                                     ----

99.1              Computational Materials
                  filed on Form SE dated May 28, 1998.



                                BROWN & WOOD LLP
                             One World Trade Center
                            New York, New York 10048
                            Telephone: (212) 839-5300
                            Facsimile: (212) 839-5599

                                                                    May 28, 1998

BY MODEM

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

               Re: DLJ Mortgage Acceptance Corp., Mortgage Pass-Through Certificates, Series 1998-2
                    -----------------------------------------------------

Ladies and Gentlemen:

     On behalf of DLJ Mortgage Acceptance Corp., (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for Computational Materials in connection with the above-referenced transaction.

                                                             Very truly yours,

                                                             /s/ Edward B. Locke

                                                             Edward B. Locke

Enclosure